NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: July 10, 2013

Original Conversion Price: $0.04 per share

CONVERTIBLE NOTE

DUE July 10, 2016

THIS NOTE is a duly authorized and validly issued Convertible Note of Domain Media, LLC, a wholly owned subsidiary of Domain Media Corp. , a Nevada corporation, (the “Company”), having its principal place of business at 1854 E. Scorpio Place, Chandler AZ 85249, designated as its Convertible Note due July 10, 2016( the “Note”).

FOR VALUE RECEIVED, the Company promises to pay to Mr. Chris Kern, and the companies he beneficially owns, namely Windstream Partners, LLC and Internet Finance International Corporation, or its assigns (the “Holder”), pursuant to the terms hereunder, the principal sum of $314,489 on or before July 10, 2016 (the “Maturity Date”). This Note is subject to the following additional provisions:

Section 1.

Repayment. The Company may repay this Note to the Holder, in whole or in part, at any time. In addition, the Note Holder may convert this Note, in whole or in part, pursuant to Section 2 below. There is no stated Interest on this Note.

Section 2.

Conversion.

(a)

Voluntary Conversion.  This Note shall be convertible, in whole or in part, into shares of Common Stock at all times at the option of the Holder, subject to the terms set forth in Section 2(b).  The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted. The “Conversion Date” shall be the date that such Notice of Conversion is deemed delivered hereunder. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s).

(b)

Conversion Price.  The conversion price in effect for the Note shall be equal to $0.04 per share (the “Conversion Price”).

(c)

Mechanics of Conversion.

(i)

Conversion Shares Issuable Upon Conversion of Principal Amount.  The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted by (y) the Conversion Price.

(ii)

Delivery of Certificate Upon Conversion. Not later than ten (10) days after each Conversion Date, the Company shall deliver, or cause to be delivered, to the Holder, a certificate or certificates representing the Conversion Shares

(iii)

Reservation of Shares Issuable Upon Conversion.  The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this NoteThe Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

(iv)

Fractional Shares.  No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such conversion, the Company shall round up to the next whole share.

Section 3.

Certain Adjustments.

(a)

Stock Dividends and Stock Splits.  If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.

(b)

Fundamental Transaction.  If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of 1 share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of 1 share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.

(c)

Notice to the Holder.  Whenever the Conversion Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 4.

Negative Covenants.  As long as any portion of this Note remains outstanding, except with the prior written consent of the Holders constituting a majority of the principal amount of Notes then outstanding, the Company shall not, and shall not permit any of its subsidiaries to, directly or indirectly amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder. In addition, the Note is secured by the assets of the Company.

Section 5.

Events of Default.

(a)

“Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)

any default in the payment of (A) the principal amount of any Note or (B) liquidated damages and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, is not cured within ten (10) Trading Days;

(ii)

the Company shall fail to observe or perform any other covenant or agreement contained in the Note which failure is not cured, if possible to cure, within twenty (20) Business Days after notice of such failure sent by the Holder or by any other Holder; or

Domain Media Corp. - Convertible Note  2

(iii)

the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event.

(b)

Remedies Upon Event of Default.  If any Event of Default occurs, the outstanding principal amount of this Note, plus other amounts owing in respect thereof through the date of acceleration, shall become, at the election of Holder’s of the majority in principal amount of the Notes then outstanding, immediately due and payable in cash. Furthermore, the Notes shall remain fully secured against the assets of the Company.

Section 6.

Miscellaneous.

(a)

Notices.  Any and all notices or other communications or deliveries to be provided by the Company, or by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the respective Company or the Holder, at the address set forth above. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page, (ii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given.

(b)

Absolute Obligation.  Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

(c)

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Arizona, Maricopa County, without regard to the principles of conflict of laws thereof. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(d)

Waiver.  Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. Any waiver by the Company or the Holder must be in writing.

(e)

Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances

(f)

Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(g)

Headings.  The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(h)

Assumption.  Any successor to the Company or any surviving entity in a Fundamental Transaction shall assume, prior to such Fundamental Transaction, all of the obligations of the Company under this Note and the other Transaction Documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed).

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IN WITNESS WHEREOF, the Company has caused this Note to be executed by a duly authorized officer as of the date first above indicated.

The parties hereto agree to the terms and conditions set forth herein by signing below.

DOMAIN MEDIA CORP.

By: _____________________________________________

Name:  Chris Kern

Title:  President

Email:  chris@domainmediacorp.com

HOLDER: Chris Kern

Face Amount due from Company: $_________

By: ______________________________________________

Print Name: Chris Kern

Title: An individual

Email: ckernaz@gmail.com

HOLDER: Windstream Partners, LLC

Face Amount due from Company: $_________

By: ________________________________________________

Print Name: Chris Kern

Title: Managing Partner

Email: ckernaz@gmail.com

HOLDER: Internet Finance International Corporation

Face Amount due from Company: $_________

By: _________________________________________________

Print Name: Chris Kern

Title: President

Email: ckernaz@gmail.com

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Convertible Note due July 10, 2016 of Domain Media, LLC, a wholly owned subsidiary of Domain Media Corp., a Nevada corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with all applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock, including the prospectus delivery requirements thereunder.

Conversion calculations: _____________________________________________

Date to Effect Conversion: _____________________________________________

Principal Amount of Note to be Converted: _____________________________________________

Signature: _____________________________________________

Name: _____________________________________________

Address for Delivery of Common Stock Certificates:

 _____________________________________________

Or

DWAC Instructions: _____________________________________

Broker No: _____________________________________________

Account No: ____________________________________________

Broker Contact Information: ________________________________

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